Exhibit 99.1

Riot Platforms Launches Formal Evaluation of Potential AI/HPC Uses for Remaining 600 MW of Power Capacity at Corsicana Facility

Engages Expert Consultants to Assess AI/HPC Opportunities and Plans to Accelerate Engagement with Potential AI/HPC Partners

Halts Previously Announced Phase II Bitcoin Mining Expansion at Corsicana Facility

Believes Mixed Use of Facility Has Potential to Maximize Value for Shareholders by Providing Long-Term, Predictable Cash Flows to Complement Existing Bitcoin Mining Operations

CASTLE ROCK, Colo., – Jan. 21, 2025 – Riot Platforms, Inc. (NASDAQ: RIOT) (“Riot” or “the Company”), an industry leader in vertically integrated Bitcoin mining, today provided an update on strategic actions it is taking to maximize the value of its unique asset in Navarro County, Texas (the “Corsicana Facility”).

Evaluating Development of Corsicana Facility Power Capacity for AI/HPC Use

Riot is launching a formal process to evaluate the feasibility of developing the approximately 600 megawatts (“MW”) of remaining power capacity at the Company’s Corsicana Facility for artificial intelligence (“AI”)/high-performance computing (“HPC”) uses. To support the assessment of the feasibility of this site for AI/HPC, Riot has engaged Altman Solon, a leading consultant to the data center industry, and other industry experts. The Company currently utilizes 400 MW of capacity for Bitcoin mining at the Corsicana Facility and has up to one gigawatt of total capacity at the site approved by the Electric Reliability Council of Texas.

As previously disclosed, Riot has been engaged in preliminary discussions with potential AI/HPC counterparties for a number of months. The Company is now expanding and accelerating outreach to potential partners in the AI/HPC sector in parallel with this feasibility analysis.

Jason Les, CEO of Riot, stated:

“Our focus has always been on maximizing the potential of our assets and ensuring that any agreement we enter into with an AI/HPC counterparty would be the result of an informed, thorough process that puts the best interests of all our shareholders first. This is why we are taking the actions announced today. While any conversion of our existing Bitcoin mining facilities to AI/HPC use presents meaningful challenges and investments of time, we believe there is a significant opportunity to maximize the value of the 600 MW of remaining capacity available at the Corsicana Facility and deliver substantial benefit for our shareholders. We are excited to be taking these next steps and look forward to accelerating our process.”

Benjamin Yi, Executive Chairman of Riot, added:

“While we continue to believe in the significant upside of our Bitcoin mining operations, we have recognized for some time the value of having long-term, predictable cash flows from a well-capitalized AI/HPC counterparty. We look forward to providing further updates to our shareholders and the broader market as we and our advisors make progress toward this goal.”

Halting Corsicana Bitcoin Mining Expansion and Associated Impacts

In connection with its evaluation of AI/HPC opportunities, Riot is halting the development of its previously announced 600 MW Phase II Bitcoin mining expansion at the Corsicana Facility. Existing mining operations, constituting the first 400 MW Phase I development at the Corsicana Facility and Riot’s Rockdale and Kentucky Facilities – as well as associated expansion plans at these locations – remain in place.

As a result of this action, Riot is reducing its previously announced total self-mining hash rate capacity growth and associated capital expenditures for 2025 and will provide additional updates as this review process progresses further. Previously, the Company expected to end 2025 with a total hash rate capacity of 46.7 EH/s, but in connection with this halt of the expansion of Bitcoin mining operations at the Corsicana Facility, Riot now expects to end the year at 38.4 EH/s.

The Company will continue developing the substation to support the additional 600 MW of power capacity at the Corsicana Facility, but now projects capital expenditures at the Corsicana Facility in 2025 will be reduced by $245 million.

There is no assurance that Riot’s existing assets are suitable for AI/HPC conversion, that AI/HPC conversion can be achieved on financially advantageous terms or that an AI/HPC partnership can be negotiated on suitable terms that provide sufficient value for shareholders.

About Riot Platforms, Inc.

Riot's (NASDAQ: RIOT) vision is to be the world's leading Bitcoin-driven infrastructure platform.

Our mission is to positively impact the sectors, networks and communities that we touch. We believe that the combination of an innovative spirit and strong community partnership allows the Company to achieve best-in-class execution and create successful outcomes.

Riot is a Bitcoin mining and digital infrastructure company focused on a vertically integrated strategy. The Company has Bitcoin mining operations in central Texas and Kentucky, and electrical switchgear engineering and fabrication operations in Denver, Colorado.

For more information, visit www.riotplatforms.com.

Cautionary Statement Concerning Forward-Looking Statements

Statements in this press release that are not historical facts are forward-looking statements that reflect management’s current expectations, assumptions, and estimates of future performance and economic conditions. Such statements rely on the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Words such as “anticipates,” “believes,” “plans,” “expects,” “intends,” “will,” “potential,” “hope,” similar expressions and their negatives are intended to identify forward-looking statements. These forward-looking statements may include, but are not limited to, statements relating to the Company’s development at its Corsicana Facility and the Company’s plans, projections, objectives, expectations, and intentions about future events and trends that it believes may affect the Company’s financial condition, results of operations, business strategy, short-term and long-term business operations and objectives and financial needs. These forward-looking statements are subject to a number of risks and uncertainties, including, without limitation: risks related to the Company’s growth, the anticipated demand for AI/HPC uses, the feasibility of developing the Company’s power capacity for AI/HPC uses, competition in the markets in which the Company operates, market growth, the Company’s ability to innovate and expand into new markets, the Company’s ability to realize benefits from its implementation of new strategies into its business, estimates of Bitcoin production; our future hash rate growth (EH/s); the anticipated benefits, construction schedule, and costs associated with the development of our mining facilities in Texas, Kentucky and elsewhere; our expected schedule of new miner deliveries; our access to electrical power; the impact of weather events on our operations and results; our ability to successfully deploy new miners; the variance in our mining pool rewards may negatively impact our results of Bitcoin production; our megawatt capacity under development; risks related to the Company’s inability to realize the anticipated benefits from immersion cooling; the inability to integrate acquired businesses successfully, or such integration may take longer or be more difficult, time-consuming or costly to accomplish than anticipated; or the failure of the Company to otherwise realize anticipated efficiencies and strategic and financial benefits from our business strategies. Detailed information regarding the factors identified by the Company’s management which they believe may cause actual results to differ materially from those expressed or implied by such forward-looking statements in this press release may be found in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including the risks, uncertainties and other factors discussed under the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as amended, and the other filings the Company makes with the SEC, copies of which may be obtained from the SEC’s website, www.sec.gov. All forward-looking statements included in this press release are made only as of the date of this press release, and the Company disclaims any intention or obligation to update or revise any such forward-looking statements to reflect events or circumstances that subsequently occur, or of which the Company hereafter becomes aware, except as required by law. Persons reading this press release are cautioned not to place undue reliance on such forward-looking statements.

Investor Contact

Phil McPherson

303-794-2000 ext. 110

IR@Riot.Inc

Media Contact

Alexis Brock

PR@Riot.Inc